NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”) is made by and between ENOCHIAN BIOSCIENCES, INC., a Delaware corporation (the “Company”), and PASECO APS, a limited company organized under the Kingdom of Denmark (“Purchaser” and together with the Company, the “Parties”) as of March 27, 2020 (the “Execution Date”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company (such purchase, the “Offering”), a six percent (6%) promissory note of the Company, in the form attached hereto as Exhibit A, with the Note in the face value amount of FIVE MILLION UNITED STATES DOLLARS (US $5,000,000.00) (together with any note(s) issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the “Note”), of even date herewith, and the shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”) issuable as Interest thereunder (the “Shares” and together with the Note, the “Securities”) of upon the terms and subject to the limitations and conditions set forth in such Note; and

WHEREAS, the Purchaser understands that the Offering is being made without registration of the Securities under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction, and is being made only to such investors who do not qualify as “U.S. persons” pursuant to Rule 902(k) of Regulation S under the Securities Act (“U.S. Person”) and otherwise in accordance with Regulation S under the Securities Act.

NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and the Purchaser agree as follows:

1.                   Purchase of Shares.

(a)                 Agreement to Purchase. The Purchaser hereby irrevocably agrees to purchase, and the Company agrees to sell, the Note for an aggregate purchase price of FIVE MILLION UNITED STATES DOLLARS (US $5,000,000.00) (the “Purchase Price”). The Parties acknowledge that neither the Purchaser, nor the Company is entitled to cancel, terminate or revoke this Agreement. The Purchaser further acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Agreement.

2.                   Terms of Purchase.

(a)                 Payment. Purchaser shall make payment for the Note to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds on or before the Closing Date (as defined below).

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(b)                Closing. The Offering may be consummated at such place (or by electronic transmission) as may be mutually agreed upon by the parties at a closing (the “Closing”) to occur upon satisfaction of the terms herein on such date and at such time as may be mutually acceptable to the Company and the Purchaser within five (5) business days of the Execution Date (such date, the “Closing Date”).

(c)                 Closing Deliverables. At the Closing: (i) the Purchaser shall deliver the Purchase Price pursuant to Section 2(a); and (ii) the Company shall deliver the Note, duly authorized and executed by the Company.

3.                   Representations and Warranties of The Purchaser.

The Purchaser represents and warrants to the Company that:

(a)                 Reliance on Exemptions. The Purchaser understands that the Note is being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act. The Purchaser understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities. The Purchaser has not received an offer to purchase Securities inside the United States and will not originate a buy order inside the United States.

(b)                Non-U.S. Person(c). The Purchaser is not and is not acquiring the securities for the account or benefit of:

(i)                  a natural person resident in the United States;

(ii)                a partnership or corporation organized or incorporated under the laws of the United States;

(iii)              an estate of which any executor or administrator is a U.S. person;

(iv)               a trust of which any trustee is a U.S. person;

(v)                an agency or branch of a foreign entity located in the United States;

(vi)               a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account any of the foregoing; or

(vii)             a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

(d)                Investment Purpose. The Securities are being purchased for The Purchaser’s own account, for investment purposes only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. The Purchaser is not acquiring such Securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such Securities. The Purchaser will not (i) resell or offer to resell the Securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the Securities, or any portion thereof, by the Purchaser, the Purchaser shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom. The Purchaser has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Securities which the Purchaser hereby agrees to purchase, or any interest therein, and the Purchaser has no present plans to enter into any such contract, undertaking, agreement, or arrangement. The Purchaser agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(e)                 Risk of Investment. The Purchaser recognizes that the purchase of the Note involve a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Note; (ii) transferability of the Securities is limited; and (iii) the Company may require substantial additional funds to operate its business.

(f)                  Prior Investment Experience. The Purchaser understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Note. The Purchaser has prior investment experience, and the Purchaser recognizes the highly speculative nature of this investment.

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(g)                Information and Non-Reliance.

(i)                  The Purchaser acknowledges that it has carefully reviewed this Agreement. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Purchaser reasonably desires in order to evaluate the investment. The Purchaser understands the Agreement and has had the opportunity to discuss any questions regarding the Agreement with the Purchaser’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which the Purchaser has relied is that set forth in the Agreement and the results of independent investigation by the Purchaser. The Purchaser has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Agreement. The Purchaser does not desire to receive any further information.

(ii)                The Purchaser represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Note, it being understood that information and explanations related to the terms and conditions of the Note and the Agreement shall not be considered investment advice or a recommendation to purchase the Note.

(iii)              The Purchaser confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Note or (ii) made any representation to the Purchaser regarding the legality of an investment in the Note under applicable legal investment or similar laws or regulations. In deciding to purchase the Note, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made his own independent decision that the investment in the Note is suitable and appropriate for the Purchaser.

(h)                Tax Consequences. The Purchaser acknowledges that the Offering may involve tax consequences and that the contents of the Agreement do not contain tax advice or information. The Purchaser acknowledges that the Purchaser must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Securities. The Purchaser intends to acquire the Note without regard to tax consequences.

(i)                  Transfer or Resale. The Purchaser understands that the Securities have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. The Purchaser acknowledges that the Purchaser may be precluded from selling or otherwise disposing of the Securities for an indefinite period of time and that in no circumstance may the Securities be transferred to any U.S. Person for six (6) months. The Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act. The Purchaser consents that the Company may, if it desires, permit the transfer of the Securities out of the Purchaser’s name only when the Purchaser’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act. Notwithstanding any of the foregoing, the Purchaser acknowledges that the Company may refuse to register any transfer of the Securities if such transfer is not made in accordance with the provisions of this Regulation S under the Securities Act.

(j)                  Due Authorization; Enforcement. The Purchaser has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Securities, to execute, deliver and perform the Purchaser’s obligations under this Agreement and when executed and delivered by the Purchaser, this Agreement will constitute legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(k)                Address. The residence address of the Purchaser furnished by the Purchaser on the signature page hereto is the Purchaser’s principal residence if the Purchaser is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(l)                  Compliance with Laws(m). The Purchaser has and will comply with all applicable laws and regulations in effect in any jurisdiction in which the Purchaser purchases or sells the Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Purchaser is subject or in which the Purchaser makes such purchases or sales, and the Company shall have no responsibility therefore.

(n)                Accuracy of Representations and Warranties. The information set forth herein concerning the Purchaser is true and correct. The Purchaser understands that, unless the Purchaser notifies the Company in writing to the contrary at or before the Closing, each of the Purchaser’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Purchaser.

(o)                Entity Representation. If the Purchaser is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

4.                   Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser that as of the Execution Date:

(a)                 Organization. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted except as would not be expected to result in: (i) a Material Adverse Effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Note (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents, except where such violation or default would not have or reasonably be expected to result in a Material Adverse Effect.

(b)                Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and when executed and delivered by the Company, this Agreement and the Note will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement and the Note, the Shares will be duly and validly issued, fully paid and nonassessable.

(c)                 Noncontravention. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company except as would not be expected to have a Material Adverse Effect.

(d)                Consents and Approvals(e). The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Agreement and the issuance of the Securities, other than, as applicable, an application to The Nasdaq Capital Market for the listing of the Shares for trading thereon in the time and manner required thereby.

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5.                   Conditions to Obligations of the Purchaser and the Company.

The obligations of the Purchaser to purchase the Note and of the Company to issue and sell the Note is subject to the satisfaction at or prior to the Closing of the following conditions precedent and no other conditions whatsoever:

(a)                 the representations and warranties of the Purchaser contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing; and

(b)                each Party shall have delivered the items set forth in Section 2(c) of this Agreement.

6.                   Legends.

The certificates representing the Shares issued pursuant to the Note will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) NO SALE OR DISPOSITION MAY BE EFFECTED OF THE SECURITIES HEREOF EXCEPT (I) IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (II) UNDER AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SALE OR DISPOSITION (III) OR PURSUANT AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SALE OR DISPOSITION IS NOT REQUIRED UNDER THE ACT.”

Certificates may also bear any other legend language that may be determined by the Company and its counsel from time to time.

7.                   Miscellaneous

(a)                 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email; or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company:

                Enochian BioSciences, Inc.

2080 Century Park East

Suite # 906

90067 Los Angeles, CA

Phone: (305) 833-9391

E-mail: lpuche@enochianbio.com

Attention: Luisa Puche

with a copy to:                      K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, FL 33131

Facsimile: (305) 359-3306

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

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If to the Purchaser, to his residence address (or mailing address, if different), email address set forth on the Signature Page to this Agreement, or to such other address, email address and/or to the attention of such other person as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b)                Entire Agreement; Amendment. This Agreement, along with the Note, supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser.

(c)                 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(d)                Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

(e)                 Arbitration(f). Any disputes, claims, or controversies arising out of or relating to this Agreement or the Note, or the transactions, contemplated thereby, or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be referred to and resolved solely and exclusively by binding arbitration to be conducted before the Judicial Arbitration and Mediation Service (“JAMS” ), or its successor pursuant the expedited procedures set forth in the JAMS Comprehensive Arbitration Rules and Procedures (the “Rules” ), including Rules 16.1 and 16.2 of those Rules. The arbitration shall be held in New York, New York, before a tribunal consisting of three (3) arbitrators each of whom will be selected in accordance “strike and rank” methodology set forth in Rule 15. Either party to this Agreement may, without waiving any remedy under this Agreement, seek from any federal or state court sitting in the State of New York any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal. The costs and expenses of such arbitration shall be borne equally by each Party, except each Party shall pay its own attorneys’ fees. The arbitrators’ decision must set forth a reasoned basis for any award of damages or finding of liability. The arbitrators’ decision and award will be made and delivered as soon as reasonably possibly and in any case within sixty (60) days’ following the conclusion of the arbitration hearing and shall be final and binding on the parties and may be entered by any court having jurisdiction thereof. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY RIGHT TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, THE NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g)                Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Purchaser shall not assign its rights hereunder without the prior written consent of the Company.

(h)                No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(a)	Notification of Changes(b). The Purchaser hereby covenants and agrees to notify the Company upon the occurrence of any event prior to Closing which would cause any representation, warranty or covenant of the Purchaser contained in this Agreement to be false or incorrect.

(c)                 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(d)                Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(e)                 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

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PURCHASER SIGNATURE PAGE TO AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the Execution Date.

PASECO APS

By: /s/ Ole Abildgaard

Name: Ole Abildgaard

Title:

Address:

Email:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR COMPANY FOLLOWS]

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COMPANY SIGNATURE PAGE TO AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the Execution Date.

ENOCHIAN BIOSCIENCES, INC.

By:__/s/ Mark Dybul___________________________

Name: Mark Dybul

Title: Executive Vice-Chair

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